STATEMENTS OF OPERATIONS (USD $)	3 Months Ended	9 Months Ended	10 Months Ended
	Jan. 31, 2012	Jan. 31, 2012	Jan. 31, 2012
Expenses:
General and Administrative Expenses	$ 50	$ 2,300	$ 7,819
Total Expense	50	2,300	7,819
Net (loss)	$ (50)	$ (2,300)	$ (7,819)
(Loss) per common share Basic	$ 0	$ 0
Weighted Average Number of Common Shares Outstanding	4,500,870	4,500,290